                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY


                 SMS SUBORDINATION AND INTERCREDITOR AGREEMENT
                 ---------------------------------------------


     THIS SMS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is made effective as of the 30th day of September, 1997, by and among Canpartners Investments IV, LLC, a California limited liability company, and Robert Fleming Inc., a Delaware corporation (collectively the "SENIOR SUBORDINATED LENDER"); Western Micro Technology, Inc., a Delaware Corporation (the "COMPANY"); Harvey
E. Najim and Carlton Joseph Mertens II (collectively "SMS SELLER"); WMT Acquisition Corp., a California corporation, Savoir Technology Group, Inc., a Delaware corporation, Star Management Services, Inc., a Delaware corporation ("SMS"), Inet Systems, Inc., a Texas corporation, Star Data International, a company organized under the laws of the Virgin Islands, Sirius Investments, Inc., a Nevada corporation, and Star Data Systems, Inc., a Texas corporation (collectively the "SUBSIDIARIES"). The Company and the Subsidiaries are collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR."

                                  BACKGROUND
                                  ----------

     A. Obligors are about to become indebted (directly as borrower or indirectly as guarantor) to Senior Subordinated Lender pursuant to the terms of that certain Note Purchase Agreement dated as of September 30, 1997 between Senior Subordinated Lender and the Obligors for a term loan in the amount of $15,700,000 (the "Note Purchase Agreement"). Capitalized terms not defined herein shall have the respective meanings therefor in the Note Purchase Agreement. SMS Seller is interested in the welfare of Obligors and will benefit if Senior Subordinated Lender extends or maintains credit to the Obligors.

     B. Obligors have requested that Senior Subordinated Lender and SMS Seller extend and maintain credit facilities to the Obligors. Senior Subordinated Lender and SMS Seller are willing to do so provided this Agreement is executed.

     NOW, THEREFORE, the parties hereto, as an inducement for Senior Subordinated Lender and SMS Seller to extend and maintain credit facilities to the Obligors, and intending to be legally bound hereby, agree as follows:

          1.   DEFINITIONS.  The following words and phrases as used in
               -----------
capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:

               (A) "CLOSING DATE" shall mean the date on which the Senior Subordinated Notes are issued to the Senior Subordinated Lender.

               (B) "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. An "Event of Default" shall be as defined in the Senior Subordinated Debt Agreements.

               (C) "PAYMENT STOPPAGE NOTICE" shall mean a notice that a default under the Senior Subordinated Debt has occurred pursuant to which Senior Subordinated Lender may, or following notice or lapse of time or both would be able to, accelerate the maturity or otherwise require purchase or repayment of any of the Senior Subordinated Debt, which notice is given to the Obligors and SMS Seller by Senior Subordinated Lender and which states that such notice is a Payment Stoppage Notice delivered pursuant to this Agreement.

               (D) "PAYMENT STOPPAGE PERIOD" shall mean the period commencing upon the Obligors' and SMS Seller's receipt of any Payment Stoppage Notice and ending on the date which is 135 days after the receipt by Obligors and SMS Seller of such Payment Stoppage Notice.

               (E) "SATISFIED" shall mean with respect to Senior Subordinated Debt that any and all Senior Subordinated Debt shall have been paid in full and all related financing arrangements and accommodations between the Obligors and Senior Subordinated Lender shall have been terminated and Senior Subordinated Lender has no obligation to make any loans, financial accommodations or advance any funds which would constitute Senior Subordinated Debt to any Obligor.

               (F) "SENIOR SUBORDINATED DEBT" means, without duplication, (i) the principal of and interest on (including, whether or not allowed by law, interest accruing after the filing of a petition initiating any proceedings pursuant to or under any Bankruptcy Law) and all other amounts owing with respect to all Indebtedness under the Note Purchase Agreement, (ii) guarantees by the Guarantors of Indebtedness under, or the joint and several obligations of the Guarantors of any Indebtedness under, the Note Purchase Agreement and the obligation to pay fees, expenses and other amounts due to the Holders thereunder and, whether or not allowed by law, interest accruing thereunder after the filing of a petition initiating any proceedings pursuant to or under any Bankruptcy Law, and (iii) any guarantees by the Issuer of any Indebtedness or other obligations of any Subsidiary that is a party to the Note Purchase Agreement and the obligation to pay fees, expenses and other amounts due thereunder.

               (G) "SENIOR SUBORDINATED DEBT AGREEMENTS" shall mean all loan agreements, notes, security agreements, guaranties and all other documents, agreements, instrument, opinions and certificates now or hereafter existing or delivered in connection with any of the Senior Subordinated Debt, as any such agreement, note, document or instrument may be amended, modified, supplemented, consolidated, replaced, renewed or refinanced as permitted herein, provided such action does not increase the amount of the Indebtedness under the Note Purchase Agreement.

               (H) "SMS SUBORDINATED DEBT" shall mean all liabilities and monetary obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several and all interest thereon and all fees, costs and expenses (including attorneys' fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of any Obligor to SMS Seller pursuant to the SMS Subordinated Debt Agreements.

               (I) "SMS SUBORDINATED DEBT AGREEMENTS" shall mean (i) that certain Stock Purchase Agreement dated as of June 4, 1997 among SMS Seller, Issuer and SMS, as amended, including exhibits (the "Stock Purchase Agreement"),
(ii) all Promissory Notes (as defined in the Stock Purchase Agreement) issued pursuant to the Stock Purchase Agreement by any or all Obligors in favor of SMS Seller or any member of SMS or any successor or assign of SMS Seller (the "SMS Notes"), and (iii) all other documents, agreements, instruments, opinions and certificates now or hereafter delivered in connection with the SMS Notes and the Stock Purchase Agreement, to the extent it provides for monetary obligations of any Obligor to SMS Seller (excluding employment agreements, option agreements, industry remarketer affiliate agreement, noncompetition agreements, and registration rights agreement attached as Exhibits to the Stock Purchase Agreement and to be executed in connection therewith, and any rights, duties or obligations of SMS Seller's arising thereunder), and (iv) any other agreements, documents or instruments which from time to time evidence SMS Subordinated Debt, in each case as any such agreement, note, document or instrument may be amended, modified, supplemented, replaced, renewed or refinanced.

               (J) "SMS SUBORDINATED NOTE" shall mean the SMS Notes and any other notes evidencing subordinated debt under the SMS Subordinated Debt Agreements.

          2.   SUBORDINATION.
               -------------

               (A)  GENERAL. SMS Seller hereby subordinates all SMS Subordinated
                    -------
Debt and all claims, rights and demands arising therefrom to all the Senior Subordinated Debt. Until the Senior Subordinated Debt is Satisfied, (i) no Obligor will make, and SMS Seller will not accept, either directly or indirectly, payment (of any kind or character) of all or any part of the principal of, premium, if any, or interest on, or any claim or amount with respect to, any of the SMS Subordinated Debt, (ii) no Obligor will purchase, repurchase, acquire or redeem any SMS Subordinated Debt and (iii) SMS Seller will not demand or accelerate any of the SMS Subordinated Debt, institute any court proceedings against any Obligor to collect any SMS Subordinated Debt, or exercise any rights or remedies against any Obligor or its assets, to the extent such payment, purchase, acquisition, redemption or other action is expressly prohibited by this Agreement.

               (B)  PROHIBITIONS. No payments shall be made on or in respect of
                    ------------
the principal of, premium, if any, or interest on or any claim or amount with respect to any of the SMS Subordinated Debt or with respect to any purchase, repurchase, acquisition or redemption of any of the SMS Subordinated Debt, and SMS Seller will not demand, accelerate, accept or receive any of the SMS Subordinated Debt, institute any court proceedings against any Obligor to collect any SMS Subordinated Debt or exercise any rights or remedies against any Obligor or its assets to collect or satisfy any SMS Subordinated Debt, if any of the following events have occurred:

                    (I) Any bankruptcy, insolvency, reorganization, liquidation, receivership or similar proceeding has been commenced against or by any Obligor;

                    (II) Any default in the payment of any principal of, premium, if any, or interest on any of the Senior Subordinated Debt when due and payable, whether as regularly scheduled, at maturity, upon acceleration or otherwise, has occurred, and Senior Subordinated Lender has given a Payment Stoppage Notice to Obligors and SMS Seller, unless and until the default giving rise to the Payment Stoppage Notice is cured or waived in writing by Senior Subordinated Lender; or

                    (III) Any default or other event has occurred in connection with any of the Senior Subordinated Debt or the Senior Subordinated Debt Agreements (other than a default in the payment of any principal, premium, if any, or interest on any Senior Subordinated Debt) pursuant to which Senior Subordinated Lender may, or following notice or lapse of time or both would be able to, accelerate the maturity of any of the Senior Subordinated Debt and Senior Subordinated Lender has given a Payment Stoppage Notice to Obligors and SMS Seller, unless and until the earliest to occur of (A) the Payment Stoppage Period expires, (B) the default giving rise to the Payment Stoppage Notice is cured or waived in writing by Senior Subordinated Lender, or (C) the Obligors and SMS Seller receive written notice from Senior Subordinated Lender terminating the Payment Stoppage Period; or

                    (IV) Pursuant to the terms of the IBM Intercreditor Agreement, Senior Subordinated Lender is prohibited from taking such action against any Obligor in connection with the Senior Subordinated Debt. The prohibition contained in this SECTION 2(B)(IV) shall expire upon the expiration
                              ----------------
of the applicable prohibition to which Senior Subordinated Lender is subject pursuant to the IBM Intercreditor Agreement.

                    (V)    The prohibitions contained in this SECTION 2(B)
                                                              ------------
(other than the prohibitions contained in SECTION 2(B)(III) and 2(B)(IV)) shall
                                          -----------------     --------
lapse and expire no later than 270 days after the occurrence of any of the matters in SECTIONS 2(B)(I) OR (II) unless (A) Senior Subordinated Lender has
           ------------------------
taken and is continuing to take commercially reasonable steps to enforce its rights and remedies under the Senior Subordinated Debt Agreements, and shall thereafter lapse at such time as Senior Subordinated Lender ceases taking such steps, or (B) Senior Subordinated Lender is prohibited, pursuant to the terms of the IBM Intercreditor Agreement, from taking commercially reasonable steps to enforce its rights and remedies under the Senior Subordinated Debt Agreements, in which case such prohibitions contained herein shall lapse at such time as all of the following have occurred: (X) Senior Subordinated Lender is no longer subject to such prohibition pursuant to the terms of the IBM Intercreditor Agreement, (Y) Senior Subordinated Lender has, subsequent to the elimination of such prohibition pursuant to the IBM Intercreditor Agreement, taken commercially reasonable steps to enforce its rights and remedies under the Senior Subordinated Debt Agreements, and (Z) Senior Subordinated Lender has ceased taking such commercially reasonable steps.

                    (VI)  Subject to the provisions of SECTION 3(B) and SECTION
                                                       ------------     -------
12 of this Agreement, once the Senior Subordinated Debt has been Satisfied the
--
prohibitions in this SECTION 2(B) shall be deemed terminated.
                     ------------

                    (C)  PAYMENT STOPPAGE PERIODS. Notwithstanding anything
                         ------------------------
herein to the contrary, in no event will a Payment Stoppage Period extend beyond 135 days from the date the payment on the SMS Subordinated Debt was due and only one such Payment Stoppage Period may be commenced within any 365 consecutive days. For all purposes of SECTION 2(B)(III), no default which existed or was
                          -----------------
continuing with respect to the Senior Subordinated Debt to which the Payment Stoppage Period relates on the date such Payment Stoppage Period commenced shall be made the basis for the commencement of any subsequent Payment Stoppage Period by Senior Subordinated Lender or any holder or holders of such Senior Subordinated Debt unless such default is cured or waived for a period of not less than 90 consecutive days.

                    (D)  PREPAYMENTS. Notwithstanding anything herein or
                         -----------
elsewhere to the contrary, Obligors may not acquire, purchase, repurchase, redeem, or otherwise make any prepayment (mandatory or voluntary) of any principal, premium, if any, or prepay interest on any of the SMS Subordinated Debt unless and only to the extent that no Default or Event of Default then exists or would result therefrom or unless the prior written consent of Senior Subordinated Lender is first obtained.

                    (E)  ACCELERATION AND OTHER REMEDIES. Notwithstanding
                         -------------------------------
anything herein or in any of the SMS Subordinated Debt Agreements to the contrary, SMS Seller agrees that it will not accelerate any of the SMS Subordinated Debt, institute any court proceedings against any Obligor to collect any SMS Subordinated Debt, or exercise any rights or remedies against any Obligor or its assets to collect or satisfy the SMS Subordinated Debt, as a result of any default under the SMS Subordinated Debt Agreements, or otherwise, unless SMS Seller has given Senior Subordinated Lender written notice of its intent to take such action at least 30 days prior to such acceleration, institution of court proceeding or other exercise of remedies. Similarly, Senior Subordinated Lender agrees to give SMS Seller notice of any Event of Default or acceleration under the Senior Subordinated Debt Agreements.

                    (F)  SUBROGATION. After the Senior Subordinated Debt has
                         -----------
been Satisfied, the holders of SMS Subordinated Debt shall be subrogated to the rights of the holders of Senior Subordinated Debt to receive payments or distributions of cash, property or securities of the Obligors applicable to the Senior Subordinated Debt until the SMS Subordinated Debt shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Subordinated Debt of any cash, property or securities to which the holders of the SMS Subordinated Debt would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Subordinated Debt by holders of SMS Subordinated Debt shall, as between the Obligors, their creditors other than holders of Senior Subordinated Debt, and the holders of SMS Subordinated Debt, be deemed to be a payment by any Obligor to or on account of the SMS Subordinated Debt.

                    (G)  ENFORCEMENT. The right of Senior Subordinated Lender to
                         -----------
enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of Senior Subordinated Lender, any Obligor or SMS Seller, or by any noncompliance by any Obligor or SMS Seller with the terms, provisions and covenants of this Agreement.

          3.   IN FURTHERANCE OF SUBORDINATION.
               -------------------------------

               (A) Upon any distribution of any of the assets of any Obligor, any guarantor on any of the SMS Subordinated Debt, or any collateral securing the SMS Subordinated Debt, upon or in connection with any dissolution, recapitalization, distribution, winding up, liquidation, arrangements or reorganization of any Obligor, any guarantor of any of the SMS Subordinated Debt or any other person or entity, or upon any assignment for the benefit of creditors or any other marshaling of the assets and/or liabilities of any Obligor, or any guarantor of any of the SMS Subordinated Debt or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the SMS Subordinated Debt, shall be paid or delivered directly to Senior Subordinated Lender, to the extent such payment or delivery would not cause SMS Seller to be in violation of any court order binding upon SMS Seller, for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Subordinated Debt.

               (B) In the event that any payment or payments made to Senior Subordinated Lender with respect to any of the Senior Subordinated Debt or otherwise made to Senior Subordinated Lender pursuant to this Agreement, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to any trustee, receiver or any other person under any bankruptcy statute, state or federal law, common law or equitable cause, then (i) to the extent of such payment or payments, the obligations or part thereof intended to be satisfied shall be revived and continued as Senior Subordinated Debt in full force and effect, as if such payment or payments had not been made, (ii) Senior Subordinated Lender shall continue to have all rights under this Agreement related to such revived obligations which shall constitute Senior Subordinated Debt, and (iii) SMS Seller agrees to pay to Senior Subordinated Lender any payments which were paid over to SMS Seller by any trustee or receiver under any bankruptcy statute, state or federal law, common law or equitable cause and were returned to SMS Seller with respect to the SMS Subordinated Debt or in connection with any subrogation rights of SMS Seller to the extent necessary to pay in full such revived and continued Senior Subordinated Debt obligations.

               (C) In the event that SMS Seller is required to turn over or deliver to Senior Subordinated Lender any amount or property paid or delivered to SMS Seller pursuant to this SECTION 3, SECTION 5 or otherwise, the
                               ---------  ---------
obligations of the Obligors under the SMS Subordinated Debt Agreements with respect to any such amount or property shall be revived and continued as SMS Subordinated Debt in full force and effect, as if such amount or property had not been paid or received.

          4.   RELATIVE RIGHTS.  This Agreement defines the relative rights of
               ---------------
the holders of Senior Subordinated Debt and the holders of SMS Subordinated Debt. Nothing in this Agreement shall:

               (A) impair, as between the Obligors and the holders of SMS Subordinated Debt, the obligation of any Obligor, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the liabilities and the monetary obligations set forth in the Stock Purchase Agreement, or, if applicable, the SMS Subordinated Note, and any other amounts due under the SMS Subordinated Debt Agreements;

               (B) affect the relative rights of the holders of SMS Subordinated Debt and creditors of the Obligors other than holders of Senior Subordinated Debt; or

               (C) prevent any holder of SMS Subordinated Debt from exercising its available remedies upon a default or event of default under the SMS Subordinated Debt Agreements, subject to the rights of holders of Senior Subordinated Debt hereunder and the restrictions set forth in this Agreement.

               If any Obligor fails because of this Agreement to pay liabilities and/or monetary obligations set forth in the Stock Purchase Agreement or, if applicable, the SMS Subordinated Notes, or any other amounts due under the SMS Subordinated Debt Agreements on the date when such obligation is otherwise due and owing (other than any payment due during a Payment Stoppage Period), the failure to make such payment shall be a default or event of default under the SMS Subordinated Debt Agreements notwithstanding any provision of this Agreement.

          5.   PAYMENTS HELD IN TRUST.  In the event that SMS Seller receives
               ----------------------
any dividend, distribution or payment referred to in SECTION 3, or receives any
                                                     ---------
payment (of any kind or character) of any SMS Subordinated Debt or security therefor which at the time received are in violation of or are prohibited under this Agreement, SMS Seller will (a) not credit such payments against the SMS Subordinated Debt, (b) notify Senior Subordinated Lender promptly thereof, and
(c) receive the same in trust for Senior Subordinated Lender and will promptly pay and deliver the same to Senior Subordinated Lender in precisely the form received, except for any requisite endorsement or assignment, which SMS Seller will make and hereby authorizes Senior Subordinated Lender or any of its officers of employees to make in the event that SMS Seller does not make the same. Senior Subordinated Lender will apply any such moneys so received by it in reduction of the Senior Subordinated Debt and will hold any property other than money so received by it as collateral security therefor. If SMS Seller fails to make any endorsement or assignment required hereunder, Senior Subordinated Lender is hereby appointed attorney for SMS Seller with full power of substitution to make any such endorsement or assignment. Such power of attorney being coupled with an interest is irrevocable until the Senior Subordinated Debt has been paid in full, but is limited to the specific purposes and specific circumstances set forth in this SECTION 5.
                                             ---------

          6.   SENIOR SUBORDINATED LENDER'S RIGHTS.  Without notice to SMS
               -----------------------------------
Seller and without affecting or releasing any obligation or agreement of SMS Seller under this Agreement or the subordination provided herein, Senior Subordinated Lender may at any time or times do any of the following with respect to any of the Senior Subordinated Debt: (a) waive or rescind any default, (b) exercise any rights or remedies with respect to the Senior

Subordinated Debt, (c) amend, modify, alter or waive any of the terms thereof or any of the documents executed in connection therewith, (d) renew or extend the time for payment of all or any part thereof, (e) decrease (but not increase of Senior Subordinated Debt as of the date hereof, which shall require the consent of SMS Seller) the amount thereof, (f) accept collateral security or guaranties therefor and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (g) release any party primarily or secondarily obligated thereon, (h) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (i) take any action which might otherwise give rise to any claim by SMS Seller. Nothing contained in this Agreement shall impair any right of Senior Subordinated Lender with respect to any of the Senior Subordinated Debt or any collateral security or guaranties therefor or the proceeds thereof.

          7.   REPRESENTATIONS.  SMS Seller represents to Senior Subordinated
               ---------------
Lender that:

               (A) As of the Closing Date, all of the now existing debt obligations of any nature whatsoever of any Obligor to SMS Seller are set forth in the Stock Purchase Agreement. There is no event of default or event which with the giving of notice, passage of time or both would constitute an event of default existing under the Stock Purchase Agreement.

               (B)  Intentionally Omitted.

               (C) This Agreement has been duly executed and delivered by SMS Seller and constitutes the valid and binding obligation of SMS Seller, enforceable in accordance with its terms.

          8.   COVENANTS.
               ---------

               (A) SMS Seller and Obligors agree that no Obligor will give or permit to be given, and SMS Seller will not accept any security for any SMS Subordinated Debt without the prior written consent of Senior Subordinated Lender. SMS Seller agrees that upon receiving any such security SMS Seller will promptly assign and deliver the same to Senior Subordinated Lender, without any representation or warranty whatsoever.

               (B) In the event that SMS Seller at any time has any indebtedness or other obligations owing to any Obligor for any reason, including without limitation any accounts receivable owing to any Obligor, SMS Seller will not offset the indebtedness or other obligations owing to such Obligor against any of the SMS Subordinated Debt except with respect to offsets against payments of SMS Subordinated Debt which payments, at the time of such offset, are otherwise permitted under this Agreement.

               (C) If any default under the SMS Subordinated Debt is cured during a Payment Stoppage Period, SMS Seller agrees that it will not exercise any rights or remedies against any Obligor or its assets as a result of such default and such default will be deemed cured.

               (D) SMS Seller will not amend, modify or restate any of the provisions of the SMS Subordinated Debt or any of the SMS Subordinated Debt Agreements in any way which increases the interest rate on any of the SMS Subordinated Debt or increases any waiver fees or other similar sums payable in connection with the SMS Subordinated Debt or shortens or accelerates the maturity or due date of any payments under the SMS Subordinated Debt. Obligors will not amend, modify or restate any of the provisions of the SMS Subordinated Debt or any of the SMS Subordinated Debt Agreements except with the prior written consent of the Senior Subordinated Lender. SMS Seller agrees that it will not amend, modify or restate any of the provisions of the SMS Subordinated Debt or any of the SMS Subordinated Debt Agreements, if SMS Seller has been notified by Senior Subordinated Lender that such amendment, modification or restatement would constitute a Default under the Senior Subordinated Debt Agreements.

               (E) Senior Subordinated Lender agrees to provide copies to SMS Seller of notices it receives from IBM Credit Corporation with respect to the Inventory and Working Capital Financing Agreement dated December 31, 1996 between IBM Credit Corporation and Western Micro Technology, Inc.

          9.   LIMITATION ON CONSENT TO PAYMENT.  In the event that Senior
               --------------------------------
Subordinated Lender consents in writing to the making of a payment on account of the SMS Subordinated Debt, which payment would otherwise be prohibited under this Agreement, such consent shall be deemed to be a consent to the payment specifically referred to in such written consent and shall not be construed as a waiver of any prohibitions in this Agreement generally as to all future payments or grants. A consent by Senior Subordinated Lender to any request shall not be deemed to be a consent to future similar requests.

          10.  LEGEND.  SMS Seller and Obligors shall cause each instrument that
               ------
at any time evidences all or any portion of the SMS Subordinated Debt to be conspicuously marked with a legend substantially in the form of the following:

          "THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT IN FAVOR OF CANPARTNERS INVESTMENTS IV, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AND ROBERT FLEMING INC., A DELAWARE CORPORATION, WHICH SUBORDINATION AND INTERCREDITOR AGREEMENT CONTAINS CERTAIN SUBORDINATION PROVISIONS AND IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL, PREMIUM, IF ANY, OR INTEREST HEREOF SHALL BECOME DUE OR BE PAID IN VIOLATION OF THE TERMS OF SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT."

          11.  NO ASSIGNMENT.  SMS Seller agrees that SMS Seller will not assign
               -------------
or transfer to any person or entity any SMS Subordinated Debt or any evidence thereof or security or guaranty therefor, unless such assignee agrees to the provisions of this Agreement.

          12.  TERMINATIONS.  This Agreement will continue in full force and
               ------------
affect as long as any Senior Subordinated Debt has not been Satisfied and shall thereupon automatically terminate. To the extent any payment or payments of any Senior Subordinated Debt or any SMS Subordinated Debt received by Senior Subordinated Lender are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continue in full force and effect. This Agreement may not be otherwise terminated except by an instrument in writing signed by Senior Subordinated Lender and SMS Seller.

          13.  OBLIGATIONS OF OBLIGORS UNCONDITIONAL.  Nothing contained in this
               -------------------------------------
Agreement is intended to or shall impair, as between the Obligors and SMS Seller, the obligation of the Obligors, which is absolute and unconditional, to pay to SMS Seller the monetary obligations set forth in the Stock Purchase Agreement, or if applicable, the principal of or any interest on the SMS Subordinated Notes, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of SMS Seller and creditors of the Obligors other than the holders of the Senior Subordinated Debt, nor shall anything herein prevent the SMS Seller or, if applicable, the holder of the SMS Subordinated Notes, from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Agreement of the holders of the Senior Subordinated Debt in respect of cash, property or securities of the Obligors received upon the exercise of any such remedy.

          14.  WAIVERS.
               -------

               (A)  Except as set forth in SECTION 2(E) above, SMS Seller hereby
                                           ------------
waives, to the extent permitted by applicable law, any right to notice from Senior Subordinated Lender prior to disposition of any assets of any Obligor or any guarantor or any collateral securing any of the Senior Subordinated Debt.
To the extent SMS Seller is not permitted by applicable law to waive notice, SMS Seller agrees that ten (10) days notice prior to any such disposition shall be reasonable. SMS Seller agrees not to interfere with any disposition of assets of any Obligor or any guarantor or any collateral securing any of the Senior Subordinated Debt by or at the direction of Senior Subordinated Lender and waives, to the extent permitted by applicable law, the right to challenge any such disposition as not commercially reasonable.

               (B) SMS Seller waives any right to require Senior Subordinated Lender to marshal any assets of any Obligor or any guarantor or to otherwise proceed in any fashion against any Obligor, any guarantor or any other person.

               (C) Senior Subordinated Lender is irrevocably authorized to demand and receive specific performance of this Agreement by SMS Seller, even if any Obligor has breached its agreements hereunder, at any time upon the breach by SMS Seller of its agreements hereunder. SMS Seller irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

               (D) SMS Seller assumes responsibility for keeping itself informed of the financial condition of Obligors, and of all other circumstances bearing upon the risk of nonpayment of the Senior Subordinated Debt, and Senior Subordinated Lender shall have no duty to advise SMS Seller of information known to Senior Subordinated Lender regarding such condition or any such circumstances.

          15.  RELEASES.  Senior Subordinated Lender may release any one or more
               --------
parties hereto, or the successors or assigns thereof, from any other obligations hereunder, and such release by operation of law, shall not release any other party hereto from nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the SMS Subordinated Debt to the Senior Subordinated Debt.

          16.  NOTICES.  All notices, requests, and other communications made or
               -------
given to connection with this Agreement shall be in writing and, unless receipt is stated herein to be required shall be deemed to have been validly given if delivered personally against receipt by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

          To Senior Subordinated Lender:
                        c/o Canyon Partners Incorporated
                        9665 Wilshire Boulevard
                        Beverly Hills, California  90212
                        Attn:  Scott Imbach
                        Telecopy Number:  (310) 247-2701

                        and

                        Robert Fleming Inc.
                        320 Park Avenue, 11th Floor
                        New York, New York  10022
                        Attention:  Michael E. Rowe
                        Telecopy:  (212) 508-3679

          To Obligors:  Western Micro Technology, Inc.
                        254 E. Hacienda Avenue
                        Campbell, CA 95008

                        Attn:  James W. Dorst
                        Telecopy: (408) 341-4768

          To SMS Seller:
                        Carlton Joseph Mertens II
                        888 Isom Road
                        San Antonio, TX 78216-4033
                        Telecopy: (210) 377-3796

                        and

                        Harvey E. Najim
                        Spectum Bldg., 10th Floor
                        613 N.W. Loop 410
                        San Antonio, TX 78216
                        Telecopy: (210) 369-8039

          Copies of all notices hereunder shall also be delivered to:

                        IBM Credit Corporation
                        5000 Executive Parkway, Suite 450
                        San Ramon, CA  94583
                        Attn:  Remarketer Financing Center Manager
                        Telecopy: (510) 227-5651


          17.  SUBMISSION TO JURISDICTION.  Obligors, Senior Subordinated Lender
               --------------------------
and SMS Seller agree irrevocably to submit themselves to the jurisdiction for the United States District Court for the Central District of California and the jurisdiction of any court of the State of California located in Los Angeles County and waive any and all objections to jurisdiction that they may have under the laws of the State of California or the United States, and irrevocably agree that, all actions or proceedings relating to this Agreement or the transactions contemplated hereunder shall be litigated in such courts, and Obligors and SMS Seller waives any objection which they may have based on improper venue or for the nonconvenience to the conduct of any proceedings in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by mail or messenger directed to them at the address set forth in SECTION 16, provided, however, that the provisions of this sentence
             ----------  --------  -------
shall not apply to any action or proceeding to which SMS Seller and any Obligor is a party (but to which Senior Subordinated Lender is not a party) with respect to any dispute between SMS Seller and any of the Obligors arising out of or relating to the Stock Purchase Agreement or, if applicable, the SMS Subordinated Notes. Nothing contained in this section shall affect the right of Senior Subordinated Lender to serve legal process in any other manner permitted by law or affect the right of Senior Subordinated Lender to bring any action or proceeding against any Obligor or the property of any Obligor in the courts of any other jurisdiction.

          18.  DELAY OR OMISSION NOT WAIVER.  Neither the failure nor any delay
               ----------------------------
on the part of Senior Subordinated Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by Senior Subordinated Lender shall preclude further or other exercise thereof. No course of dealing between Senior Subordinated Lender and any Obligor or SMS Seller shall operate as or be allowed to constitute a waiver of Senior Subordinated Lender's rights hereunder or affect the duties or obligations of any Obligor or SMS Seller.

          19.  MISCELLANEOUS.  This Agreement shall be binding upon and inure to
               -------------
the benefit of the parties hereto and their respective permitted successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof individually. This Agreement may not be modified except in writing executed by the party against which enforcement of such modification is sought. The rights granted to Senior Subordinated Lender hereby shall be in addition to any other rights of Senior Subordinated Lender under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of Senior Subordinated Lender shall be cumulative. The provisions of this Agreement, shall operate only in favor of and only for the benefit of Senior Subordinated Lender and SMS Seller, their respective successors and assigns, and not in favor of or for the benefit of any Obligor or any other person or entity. Whenever Senior Subordinated Lender's consent is required or permitted, such consent shall be in the sole and absolute discretion of Senior Subordinated Lender.

          20.  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          21.  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
according to the laws of the State of California without regard to its rules and principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsmen.

          22.  SEVERABILITY.  If any provision herein shall for any reason be
               ------------
held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

          23.  ENTIRE AGREEMENT.  This instrument embodies the entire agreement
               ----------------
of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

          24.  WAIVER OF RIGHT TO TRIAL BY JURY.  OBLIGORS, SMS SELLER AND
               --------------------------------
SENIOR SUBORDINATED LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON

ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE OBLIGORS, SMS SELLER OR SENIOR SUBORDINATED LENDER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGORS, SMS SELLER AND SENIOR SUBORDINATED LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS, SMS SELLER AND SENIOR SUBORDINATED LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS AND SMS SELLER ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION AND THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION
                                                                        -------
24, THIS SECTION 24 SHALL NOT APPLY TO, AND SMS SELLER SHALL NOT BE DEEMED TO
--       ----------
HAVE WAIVED ANY RIGHTS WITH RESPECT TO ANY ACTIONS OR PROCEEDINGS WHICH ARE SOLELY BETWEEN SMS SELLER AND ANY OR ALL OBLIGORS AND WHICH ARISE UNDER OR RELATE TO THE STOCK PURCHASE AGREEMENT AND/OR AGREEMENTS EXECUTED IN CONNECTION THEREWITH, SUCH DISPUTE TO BE SETTLED IN ACCORDANCE WITH SECTION 10 OF THE STOCK
                                                         ----------
PURCHASE AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, pending to be legally bound hereby, effective as of the day and year first above written.

WESTERN MICRO TECHNOLOGY, INC.,         CANPARTNERS INVESTMENTS IV, LLC,
a Delaware corporation                  a California limited liability company


By: /s/ James W. Dorst                  By: /s/ Scott A.Imbach
    ------------------------------          ------------------------------
    James W. Dorst                          Scott A. Imbach
    Chief Financial Officer                 Attorney-In-Fact

SMS SELLER                              ROBERT FLEMING INC.
                                        a Delaware corporation

/s/ Harvey E. Najim
----------------------------------          /s/ Arthur Levy
Harvey E. Najim                         By: ______________________________
                                            Name: Arthur Levy
                                            Title: Vice Chairman

/s/ Carlton Joseph mertens II
----------------------------------
Carlton Joseph Mertens II

WMT ACQUISITION CORP.,                  SAVOIR TECHNOLOGY GROUP, INC.,
a California corporation                a Delaware corporation


By: /s/ James W. Dorst                  By: /s/ James W. Dorst
    ------------------------------          ------------------------------
    James W. Dorst                          James W. Dorst
    Chief Financial Officer                 Chief Financial Officer

INET SYSTEMS, INC.,                     STAR DATA INTERNATIONAL,
a Texas corporation                     a company organized under the laws of
                                        the Virgin Islands

By: /s/ Carlton Joseph Mertens, II
    ------------------------------
    Carlton Joseph Mertens II
    President                           By: /s/ Carlton Joseph Mertens, II
                                            ------------------------------
                                            Carlton Joseph Mertens II
STAR MANAGEMENT SERVICES, INC.,             President
a Delaware corporation


By: /s/ Carlton Joseph Mertens, II
    ------------------------------
    Carlton Joseph Mertens II
    President

                             SIGNATURE PAGE 1 OF 1

SIRIUS INVESTMENTS, INC.,               STAR DATA SYSTEMS, INC.,
a Nevada corporation                    a Texas corporation


By: /s/ Carlton Joseph Mertens, II      By: /s/ Carlton Joseph Mertens, II
    ------------------------------          ------------------------------
    Carlton Joseph Mertens II               Carlton Joseph Mertens II
    President                               President

                        ADDITIONAL SUBS SIGNATURE PAGE